SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

              Filed by the Registrant                              [X]
              Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

     JNL Series Trust

     (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

     Although you are not a shareholder of JNL Series Trust ("Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust ("Information Statement") may be read to include you as an owner of a Variable Contract.

     On August 21-22, 2007, the Board of Trustees of the Trust voted to replace Pyramis Global Advisors, LLC ("Pyramis") with Capital Guardian Trust Company ("Capital Guardian") as sub-adviser for the JNL/FI Balanced Fund of the Trust effective December 3, 2007. Enclosed please find the Trust's Information Statement regarding this change in sub-adviser for the following Fund:

------------------------------------------------------------ ---------------------------------------------------------
                      PRIOR FUND NAME                                             NEW FUND NAME
------------------------------------------------------------ ---------------------------------------------------------
                   JNL/FI Balanced Fund                             JNL/Capital Guardian Global Balanced Fund
------------------------------------------------------------ ---------------------------------------------------------

     The Information Statement is furnished on behalf of the Board of Trustees ("Trustees" or "Board") of the Trust, a Massachusetts business trust, to shareholders of JNL/FI Balanced Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

     If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY
Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002, or visit www.jnl.com or www.jnlny.com.

                                          Sincerely,


                                          MARK D. NERUD
                                          President and Chief Executive Officer
                                          JNL Series Trust

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:

                                JNL SERIES TRUST

                              JNL/FI Balanced Fund

                               September 10, 2007

                                TABLE OF CONTENTS

                              INFORMATION STATEMENT

                                                                                                           Page

I. Introduction 1

II.                  Investment Sub-Advisory Agreement with Capital Guardian                                2

III.                 Description and Control of Capital Guardian                                            4

IV.                  Other Investment Companies Advised by Capital Guardian                                 5

V.                   Evaluation by the Board of Trustees

VI.                  Additional Information

VII.                 Other Matters

EXHIBIT A            Investment Sub-Advisory Agreement and Amendment to Sub-Advisory Agreement             A-1
                     Between Jackson National Asset Management, LLC and Capital Guardian Trust
                     Company

EXHIBIT B            Comparison of the JNL/FI Balanced Fund and the JNL/Capital Guardian Global            B-1
                     Balanced Fund

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.   INTRODUCTION

     JNL Series Trust ("Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 61 series ("Funds" and each a "Fund").

     As Investment Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with, compensates and monitors investment sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of each of the Funds. In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each Fund, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust ("Board"). Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

     The  President  of JNAM is Mark D.  Nerud.  The  members  of the  Board  of
Managers of JNAM are Andrew B. Hopping, Thomas J. Meyer, Mark D. Nerud and Robert A. Fritts. The address and principal occupation of each Manager are set out in the table below.

------------------------------- ---------------------------------- ----------------------------------------------
MANAGER                         ADDRESS                            PRINCIPAL OCCUPATION
------------------------------- ---------------------------------- ----------------------------------------------
Andrew B. Hopping               1 Corporate Way                    Executive Vice President and Chief Financial
                                Lansing, Michigan 48951            Officer of Jackson National Life Insurance
                                                                   Company

------------------------------- ---------------------------------- ----------------------------------------------
Thomas J. Meyer                 1 Corporate Way                    Senior Vice President, General Counsel, and
                                Lansing, Michigan 48951            Secretary of Jackson National Life Insurance
                                                                   Company
------------------------------- ---------------------------------- ----------------------------------------------
Mark D. Nerud                   1 Corporate Way                    President of JNAM
                                Lansing, Michigan 48951            Vice President of Jackson National Life
                                                                   Insurance Company
------------------------------- ---------------------------------- ----------------------------------------------
Robert A. Fritts                1 Corporate Way                    Senior Vice President and Controller of
                                Lansing, Michigan 48951            Jackson National Life Insurance Company
------------------------------- ---------------------------------- ----------------------------------------------

     The Investment Advisory Agreement between JNAM and the Trust was last submitted for shareholder vote on October 26, 2000.

     On August 21-22, 2007, the Board, including all Trustees who are not "interested" (as defined by the 1940 Act) of any party to the "Sub-Advisory Agreement" ("Disinterested Trustees"), approved the Sub-Advisory Agreement between the Trust and Capital Guardian.

     The purpose of this Information Statement is to provide you with information about the investment Sub-Advisory agreement between JNAM and Capital Guardian, the investment Sub-Adviser for the JNL/Capital Guardian Global Balanced Fund, and certain events and transactions that caused the termination of the investment Sub-Advisory agreement between JNAM effective December 3, 2007. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order ("Order") that the Trust and JNAM received from the U.S. Securities and Exchange Commission ("SEC").

     The Trust has received an Order permitting it to enter into Sub-Advisory Agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without shareholder approval. The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

     As of December 3, 2007, Pyramis will cease to be the Sub-Adviser to the JNL/FI Balanced Fund. Pyramis has principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of Fidelity Management & Research Company.

     Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Fund. It will be mailed on or about September 10, 2007.

II.  INVESTMENT SUB-ADVISORY AGREEMENT WITH CAPITAL GUARDIAN

     Pyramis is the sub-adviser to the JNL/FI Balanced Fund pursuant to a Sub-Advisory Agreement with JNAM, dated April 30, 2007. That agreement was most recently approved by the Board at a meeting held on February 6-7, 2007.

     On August 21-22, 2007, the Board, including the Disinterested Trustees, unanimously voted to replace Pyramis with Capital Guardian as Sub-Adviser for the Fund and to approve a Sub-Advisory agreement between JNAM and Capital Guardian with respect to the Trust ("Capital Guardian Sub-Advisory Agreement"). Please refer to Exhibit A for the Capital Guardian Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the agreement because Capital Guardian is not affiliated with JNAM. On December 3, 2007, Capital Guardian will succeed Pyramis as Sub-Adviser to the Fund.

     With the replacement of Pyramis with Capital Guardian as Sub-Adviser, the name of the Fund will change as follows, and will be referred to by its new name:

------------------------------------------------------------ ---------------------------------------------------------
                      PRIOR FUND NAME                                             NEW FUND NAME
------------------------------------------------------------ ---------------------------------------------------------
                   JNL/FI Balanced Fund                             JNL/Capital Guardian Global Balanced Fund
------------------------------------------------------------ ---------------------------------------------------------

     The investment objectives and policies for the JNL/Capital Guardian Global Balanced Fund will be revised to read as follows:

     INVESTMENT OBJECTIVE. The investment objective of the JNL/Capital Guardian Global Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund's investment objective is to seek the balanced accomplishment of long-term growth of capital, current income, and conservation of principal through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers. The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% to equities and 25% to 45% to fixed-income.

     EQUITY PORTION OF THE FUND
     The investment objective of the equity portion of the Fund is to seek long-term growth of capital and income by investing in a portfolio consisting of equity securities of U.S. and non-U.S. issuers. The Fund normally will invest in common stocks and preferred shares (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $750 million at the time of purchase.

     Although the Fund intends to concentrate its investments in the types of securities described above, the Fund may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the Fund can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The Fund may also invest in equity securities of developing country (emerging market) issuers.

     FIXED-INCOME PORTION OF THE FUND
     The investment objective of the fixed-income portion of the Fund is to seek as high a total return, measured in U.S. dollars, as is consistent with conservation of capital, by investing principally in marketable fixed-income securities, denominated in currencies from around the world, as follows:

     The bond portion of the Fund will be invested in one or a combination of the following:

     (a) securities rated either Baa or better by Moody's Investors Service, Inc. or Fitch or BBB or better Standard & Poor's Corporation, or securities unrated by either of the foregoing that are deemed by the Sub-Adviser to be of equivalent investment quality;

     (b) securities issued or guaranteed by a national government, its agencies and instrumentalities (excluding developing countries) or a supranational organization,

     (c) cash equivalents and cash; or

     (d) currency options or forward currency contracts.

     Up to 20% of the fixed-income portion of the Fund will be invested in securities rated lower than those in (a) above, or securities unrated by either of the foregoing that are deemed by the Sub-Adviser to be of equivalent investment quality. The Fund may also invest in debt securities of developing country (emerging market) issuers.

     Consistent with the Fund's objectives, it may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

     The significant differences between the old investment objectives and policies of the JNL/Capital Guardian Global Balanced Fund and the new investment policies described above are that the Fund will invest in non-U.S. issuers. The Fund will invest to seek the balanced accomplishment of long-term growth of capital, current income, and conservation of principal through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers. The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but the Fund may allocate 55% to 75% to equities and 25% to 45% to fixed-income. Please refer to Exhibit B for the changes from the previous description.

     The Capital Guardian Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Capital Guardian Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty (60) days' written notice by the Trust, JNAM or Capital Guardian. The agreement also terminates automatically in the event of its assignment.

     The Capital Guardian Sub-Advisory Agreement generally provides that Capital Guardian, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Capital Guardian's duties under the Capital Guardian Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Capital Guardian Sub-Advisory Agreement. There are no material differences between the Investment Sub-Advisory Agreements of Pyramis and Capital Guardian.

     The change in sub-adviser will increase the administrative fee paid by the Fund by .05%. The management fees for the Fund did not change. The Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

-------------------------------------------------------------------
            JNL/Capital Guardian Global Balanced Fund

                 Advisory Rates Before and After
                    the Change in Sub-Adviser

  Net Assets                                           Rate

  $0 to $500 million                                   .65%
  Over $500 million                                    .60%
----------------------------------------------- -------------------

     Under the Capital Guardian Sub-Advisory Agreement, the sub-advisory fees have changed as outlined below. Capital Guardian is paid a sub-advisory fee equal to a percentage of the Fund's average daily net assets based on the following schedule:

-------------------------------------------------------------------
                       JNL/FI Balanced Fund

       Sub-Advisory Rates Before the Change in Sub-Adviser

  Net Assets                                           Rate

  $0 to $250 million                                   .40%
  $250 to $500 million                                 .35%
  Over $500 million                                    .32%
----------------------------------------------- -------------------

------------------------------------------------------------------
            JNL/Capital Guardian Global Balanced Fund

       Sub-Advisory Rates After the Change in Sub-Adviser

  Net Assets                                          Rate

  $0 to $600 million                                  .50%
  Over $600 million                                  .475%
---------------------------------------------- -------------------

     The following table sets forth the aggregate amount of management fees paid by the Fund to JNAM for the year ended December 31, 2006. The aggregate amount of management fees to be paid to JNAM are not expected to change as a result of the change of sub-advisers.

--------------------------------------------------------- --------------------
Fund Name                                                      Actual Fees
JNL/FI Balanced Fund                                           $1,008,856
--------------------------------------------------------- --------------------

     The sub-advisory fee for the Fund did change as a result of the completion of the transaction. For the period of April 30, 2007 through July 31, 2007, Pyramis received $239,907 in sub-advisory fees with respect to the Fund. The pro forma sub-advisory fees would have been $291,594, assuming the Capital Guardian Sub-Advisory Agreement was in place for the applicable period. The management fees were not increased due to the change in sub-adviser. The increase in sub-advisory fees for the period noted above is 21.5%. This increase is paid by JNAM from its management fees received from the Fund.

III. DESCRIPTION OF CAPITAL GUARDIAN

     Capital Guardian has principal offices at 333 South Hope Street, Los Angeles, California 90071. Capital Guardian was chartered in 1968 under the California State banking laws as a non-depository trust company and has been registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, since April 27, 2001.

     Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. which in turn is owned by The Capital Group Companies, Inc.
(CGC). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC is one of the oldest major financial service firms in the U.S., dating to 1931, and has always been privately held. CGC is owned by a broad group of over 400 key investment and administrative active associates and retirees.

     As the Sub-Adviser to the Fund, Capital Guardian provides the Fund with investment research, advice and supervision and manages the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated December 3, 2007. The principal risks of investing in the Fund are listed in the supplement to the Fund's Prospectus dated December 3, 2007 under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND".

     As of August 31, 2007, no Trustees or officers of the Trust were officers, employees, directors, general partners or shareholders of Capital Guardian, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Capital Guardian or any other entity controlling, controlled by or under common control with Capital Guardian. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2006, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which Capital Guardian, any parent or subsidiary of Capital Guardian, or any subsidiary of the parent of such entities was or is to be a party.

JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND

     Michael R. Ericksen is chairman and a director of Capital International Limited, as well as a senior vice president, director, and portfolio manager of Capital Guardian Trust Company and a director of The Capital Group Companies, Inc. He joined Capital International in 1987 after four years as manager of The Boston Consulting Group. Mr. Ericksen graduated magna cum laude from Harvard College with an AB degree in economics, and then earned an MBA (Baker Scholar) in finance from Harvard University Graduate School of Business Administration. He is based in London.

     David I. Fisher is chairman of the board of Capital Group International, Inc. and Capital Guardian Trust Company, as well as an officer and director of numerous affiliated companies. He is a portfolio manager for U.S., non-U.S., global, and emerging market assets and has been responsible for our organization's international investing activities since 1982. He joined our organization in 1969 as a financial analyst and was director of research for ten years. Previously, he was an officer of Smith Barney & Co. and a marketing executive with General Electric Company. A graduate of the University of California at Berkeley, he holds an MBA from the University of Missouri Graduate School of Business Administration. Mr. Fisher is a member of the Los Angeles Society of Financial Analysts, as well as the International Society of Security Analysts. In addition to serving as a trustee emeritus of the J. Paul Getty Trust, he serves on the board of trustees for Alternative Living for the Aging, Lowe Institute, Harvard-Westlake School, and the UCLA School of Public Policy and Social Research. He also serves as an advisory board member of the International Monetary Fund Retirement Plan and the Monetary Authority of Singapore. He is based in Los Angeles.

     Nancy J. Kyle is vice chairman and director of Capital Guardian Trust Company and a member of its Executive and North American Management Committees. She is also a member of the CGII Management Committee and Chairman of Capital Guardian (Canada), Inc. Ms. Kyle is an international equity portfolio manager and coordinates the asset allocation process for our multi-product services as Chairman of the CGTC International Subcommittee. Prior to joining Capital in 1991, she was a managing director at JPMorgan Investment Management in New York. Ms. Kyle earned a BA from Connecticut College and did graduate work at the London School of Economics. She is based in New York.

     Lionel M. Sauvage is a senior vice president and a director of Capital Guardian Trust Company as well as a senior vice president of Capital International, Inc., with portfolio management responsibilities for both Capital Guardian Trust Company and Capital International, Inc. He is also a vice president of Capital Guardian (Canada), Inc., a director of The Capital Group Companies, Inc., and a member of the Capital Group International, Inc.
Management Committee. He joined our organization in 1987 as an investment analyst and has covered European food, beverage, and airline industries, as well as U.S. aerospace companies. Mr. Sauvage earned his MBA from INSEAD in Fontainebleau, France and his electronic engineering degree from ENSEM in Nancy, France. Prior to attending business school, he was a project manager at Sogelerg Engineering in France for five years. He is based in Los Angeles.

     Nilly Sikorsky is the chair of Capital International S.A., the vice chair of Capital International Limited, and managing director -- Europe of Capital Group International, Inc. She is a portfolio manager and was managing editor of the Morgan Stanley Capital International Perspective for 20 years. She joined Capital International in 1962 as a statistician. Ms. Sikorsky is a graduate in sociology of the University of Geneva and also attended the University of Geneva Graduate School of International Studies. She is a member of the Swiss Association of Financial Analysts and is based in Geneva.

     Rudolf M. Staehelin is a portfolio manager for Capital International S.A., Capital International Limited, and Capital Guardian Trust Company based in the Geneva office. He is a director and senior vice president of Capital
International S.A. and chairman of the Capital International and Capital International Limited investment committees. He joined Capital International's New York office in 1981 as a financial analyst with international research responsibilities in banking and pharmaceuticals and moved to Geneva in 1983. He holds an MBA from Stanford Graduate School of Business and has both an MA and a PhD in law from the Universitat Basel in Switzerland. Prior to attending Stanford, Mr. Staehelin was with Maus Freres S.A., a retail holding company in Geneva. He is a member of the Swiss Association of Financial Analysts, the German Society for Securities Analysts, and the New York Society of Security Analysts.

     Eugene P. Stein is vice chairman of the board and chairman of the Investment Committee of Capital Guardian Trust Company. He manages U.S. and Global Equity portfolios and is part of a team responsible for the coordination of our asset allocation decisions. He serves as chairman of Capital Guardian's Executive Committee and the North American Management Committee for Capital Group International, Inc. He is also a director of the Capital Group Companies, Inc. Mr. Stein joined the Capital Group Companies in 1972 as a financial analyst and later became a portfolio manager, first for the mutual funds of Capital Research and Management Company, and then for Capital Guardian Trust Company. He received a BS in engineering from the University of California at Los Angeles (magna cum laude) and an MBA from Harvard University Graduate School of Business Administration. Mr. Stein holds the Chartered Financial Analyst(R) designation and is a member of the CFA Society of Los Angeles. In the community, he serves as a board member of the Los Angeles Opera, Pitzer College, and the Jewish Community Foundation. He also serves as a member of the Board of Overseers of the Claremont University Consortium. He is based in Los Angeles.

     Mark H. Dalzell is a vice president of Capital International Limited and a senior vice president for Capital Research Company. He joined our organization's Fixed-Income area as a global bond specialist in 1988 and is involved with Capital International and Capital Guardian's global and non-U.S. portfolios. Prior to joining our organization, he was a vice president and senior portfolio manager in the International Fixed-Income department at Citibank Investment Management, London for three years, spent two years in institutional sales at Bear, Stearns & Co., two years in the Foreign Exchange Consultancy group of Chase Manhattan Bank, and three years in the International Research department of the Federal Reserve Bank of New York. He received a Master's degree in public policy from the Kennedy School at Harvard University and a BA in international affairs from the Woodrow Wilson School, Princeton University (magna cum laude). Mr. Dalzell is based in Los Angeles.

     Laurentius Harrer is a senior vice president of Capital Guardian Trust Company and a vice president of Capital International Research, Inc. and Capital International, S.A. He is chairman of the Fixed-Income Subcommittee of Capital Guardian Trust Company and the Fixed-Income Asset Allocation Committee. He has research responsibilities in emerging markets and portfolio management responsibilities for emerging markets debt and global fixed-income accounts. Prior to joining our organization in 1993, he was with Metzler Investment in Frankfurt, Germany where he was a senior portfolio manager responsible for global bond and currency markets. Before that, he spent two years in institutional sales with Bayerische Vereinsbank. Mr. Harrer graduated from the University of Landshut in Germany with a bachelor of business administration degree. He is based in Los Angeles.

     Robert H. Neithart is an executive vice president and a director of Capital International Research, Inc. and a vice president and a director of Capital Guardian Trust Company. He is also a vice president and a director of Capital Strategy Research, Inc. His portfolio management and research responsibilities are focused on emerging markets fixed income, global bonds, and global macroeconomics. Mr. Neithart joined our organization in 1987 as a participant in "The Associates Program." He earned an AB degree (cum laude) in economics from Occidental College. He is a member of the National Association of Business Economists (NABE), is active in the Los Angeles chapter of NABE and holds the Chartered Financial Analyst(R) designation. He is based in Los Angeles.

     Mark  A.  Brett  is  a  director  and  senior  vice  president  of  Capital
International Limited and Capital International SA and a vice president of Capital International Research, Inc. His responsibilities include global Fixed-Income portfolio management and currency research. Prior to joining Capital International in 1993, Mr. Brett spent 14 years as an economist/strategist with Barclays de Zoete Wedd (formerly De Zoete and Bevan) in London. In addition, he was a director of BZW Capital Markets Ltd. and a member of the London Stock Exchange. He is a member of the UKSIP and the Securities Institute. He is based in London.

     Christine Cronin is a senior vice president of Capital International Research, Inc. and a vice president of Capital Guardian Trust Company with fixed-income portfolio management and research responsibilities. Prior to joining Capital Guardian in 1997, she spent three years as an analyst at Fidelity Investments. Prior to that, she spent two years as an analyst in the high-yield group at Colonial Management Associates. Before that, she spent a year as a senior consultant at Price Waterhouse in the bankruptcy and reorganization practice and passed the CPA exam. Ms. Cronin earned an MBA from Wharton School at the University of Pennsylvania and a BA in economics from Columbia University. She holds the Chartered Financial Analyst(R) designation and is based in Los Angeles.

     Michael D. Locke is a vice president of Capital International Research, Inc. and Capital Guardian Trust Company with portfolio management and research responsibilities for mortgage and asset-backed securities and derivatives. Prior to joining our organization in 1996, he received an MBA (with honors) from the University of Chicago. Before that, he earned an MS in electrical engineering from the University of California at Los Angeles. While completing his graduate studies, Mr. Locke worked as a summer associate with Goldman Sachs Asset Management in New York, a senior consultant with Arthur Andersen & Co. in Los Angeles, and as a research associate with the Economic Analysis Corporation. Before that, he spent three years as a senior analyst/systems manager for the Law & Economics Consulting Group. He received a BA in mathematical economics from the University of California at Berkeley. He is based in Los Angeles.

EXECUTIVE/PRINCIPAL OFFICERS OF CAPITAL GUARDIAN:


-------------------------------- ------------------------------------------- ----------------------------------------
OFFICER NAMES                    TITLE                                       PRINCIPAL BUSINESS ADDRESS
-------------------------------- ------------------------------------------- ----------------------------------------
David I. Fisher                  Chairman                                    11100 Santa Monica Blvd.
                                                                             15th Floor
                                                                             Los Angeles, California 90025
-------------------------------- ------------------------------------------- ----------------------------------------
Nancy J. Kyle                    Vice Chair                                  630 Fifth Avenue, 36th Floor
                                                                             New York, New York 10111
-------------------------------- ------------------------------------------- ----------------------------------------
Eugene P. Stein                  Vice Chair                                  333 South Hope Street, 53rd Floor Los
                                                                             Angeles, California 90071
-------------------------------- ------------------------------------------- ----------------------------------------
Andrew F. Barth                  President                                   333 South Hope Street, 53rd Floor Los
                                                                             Angeles, California 90071
-------------------------------- ------------------------------------------- ----------------------------------------
P. Andrew Stenovec               Executive Vice President                    One Market, Steuart Tower
                                                                             Suite 1800
                                                                             San Francisco, California 94105
-------------------------------- ------------------------------------------- ----------------------------------------
Michael R. Ericksen              Senior Vice President                       40 Grosvenor Place
                                                                             London SW1X 7GG
                                                                             United Kingdom
-------------------------------- ------------------------------------------- ----------------------------------------
Michael A. Felix                 Senior Vice President & Treasurer           135 S. State College Blvd.
                                                                             Brea, California 92821
-------------------------------- ------------------------------------------- ----------------------------------------
Peter C. Kelly                   Senior Vice President & Senior Counsel      11100 Santa Monica Blvd.
                                                                             15th Floor
                                                                             Los Angeles, California 90025
-------------------------------- ------------------------------------------- ----------------------------------------
Lianne K. Koeberle               Senior Vice President                       333 South Hope Street, 53rd Floor Los
                                                                             Angeles, California 90071
-------------------------------- ------------------------------------------- ----------------------------------------
Karen A. Miller                  Senior Vice President                       3000 K Street N.W. Suite 230
                                                                             Washington, DC 20007
-------------------------------- ------------------------------------------- ----------------------------------------
Shelby Notkin                    Senior Vice President & Chairman, PIM       333 South Hope Street, 53rd Floor Los
                                 Division                                    Angeles, California 90071
-------------------------------- ------------------------------------------- ----------------------------------------
Theodore R. Samuels              Senior Vice President                       333 South Hope Street, 53rd Floor Los
                                                                             Angeles, California 90071
-------------------------------- ------------------------------------------- ----------------------------------------
Lionel M. Sauvage                Senior Vice President                       40 Grosvenor Place
                                                                             London SW1X 7GG
                                                                             United Kingdom
-------------------------------- ------------------------------------------- ----------------------------------------
Lawrence R. Solomon              Senior Vice President                       One Market, Steuart Tower
                                                                             Suite 1800
                                                                             San Francisco, California 94105
-------------------------------- ------------------------------------------- ----------------------------------------
Jill A. Sumiyasu                 Senior Vice President                       333 South Hope Street, 53rd Floor Los
                                                                             Angeles, California 90071
-------------------------------- ------------------------------------------- ----------------------------------------
Alan J. Wilson                   Senior Vice President                       333 South Hope Street, 53rd Floor Los
                                                                             Angeles, California 90071
-------------------------------- ------------------------------------------- ----------------------------------------
Robert H. Neithart               Vice President                              11100 Santa Monica Blvd.
                                                                             15th Floor,
                                                                             Los Angeles, California 90025
-------------------------------- ------------------------------------------- ----------------------------------------

IV.  OTHER INVESTMENT COMPANIES ADVISED BY CAPITAL GUARDIAN

     Capital Guardian does not currently act as adviser or sub-adviser to any other registered investment companies having similar investment objectives and policies to those of the Fund.

V.   EVALUATION BY THE BOARD OF TRUSTEES

     The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund's sub-advisory agreement.

     At a meeting on August 21-22, 2007, the Board, including all of the Independent Trustees, considered information relating to the Capital Guardian Sub-Advisory Agreement. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Capital Guardian Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board's discussion, the Board approved the Capital Guardian Sub-Advisory Agreement, which was approved until June 30, 2009 when the agreement will be up for its annual renewal.

     In reviewing the Capital Guardian Sub-Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Fund, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) the costs of the services to be provided; (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable the Fund's investors to share in these potential economies of scale; and
(5) other benefits that may accrue to Capital Guardian through its relationship with the Fund. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board's decision to approve the Capital Guardian Sub-Advisory Agreement.

     Before approving the Capital Guardian Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Capital Guardian and the terms of the Capital Guardian Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Capital Guardian Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

         NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services to be provided by Capital Guardian.

     For the Fund, JNAM provided information on Capital Guardian's duties under the Capital Guardian Sub-Advisory Agreement. These duties include investment research and security selection, adherence to the Fund's investment restrictions and monitoring compliance with the Fund policies and procedures. The Board considered JNAM's evaluation of Capital Guardian, as well as JNAM's recommendation, based on its review of Capital Guardian, to approve the Capital Guardian Sub-Advisory Agreement.

     The Board also reviewed information pertaining to Capital Guardian's organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about Capital Guardian from the Trust's Chief Compliance Officer.

     Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by Capital Guardian.

     PERFORMANCE

     The Board could not consider Capital Guardian's performance as sub-adviser to the Fund because the transition from Wellington to Capital Guardian had not yet occurred. The Board, however, did consider information regarding Capital Guardian's capabilities and expenses.

     COSTS OF SERVICES

     The Board reviewed the fees to be paid to Capital Guardian. For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated the Fund's proposed sub-advisory fee and compared it to the average sub-advisory fee of the Lipper universe. The Board noted that the Fund's sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund's total expense ratio.

     Further detail considered by the Board regarding the sub-advisory fees of the Fund is set forth below:

     JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND. The Board considered that the Fund's advisory and sub-advisory fees are higher than the expense group average. The Board noted that the Fund's estimated total expense ratios are lower than that of the peer group average. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

     ECONOMIES OF SCALE

         The Board considered whether the Fund's proposed sub-advisory fee reflects the potential for economies of scale for the benefit of shareholders. Based on information provided by JNAM and Capital Guardian, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

     OTHER BENEFITS TO JNAM AND CAPITAL GUARDIAN

     In evaluating the benefits that may accrue to Capital Guardian through its relationship with the Fund, the Board noted that Capital Guardian may develop additional investment advisory business with JNAM, the Funds or other clients of Capital Guardian as a result of its relationship with the Fund.

     In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the Capital Guardian Sub-Advisory Agreement.

VI.  ADDITIONAL INFORMATION

OWNERSHIP OF THE FUND

     As of August 31, 2007, there were issued and outstanding the following number of shares for the Fund: [TO BE UPDATED BY AMENDMENT]

----------------------------------------------------------------------------- ----------------------------------------
Fund                                                                                        Shares Outstanding
----------------------------------------------------------------------------- ----------------------------------------
JNL/FI Balanced Fund (Class A)
----------------------------------------------------------------------------- ----------------------------------------
JNL/FI Balanced Fund (Class B)
----------------------------------------------------------------------------- ----------------------------------------

     As of August 31, 2007, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

     Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York ("Jackson NY"), certain affiliated funds organized as fund-of-funds (the JNL/S&P Funds), and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

     As of August 31, 2007, the following persons beneficially owned more than 5% of the shares of the Fund indicated below: [TO BE UPDATED BY AMENDMENT]

------------------------------------------------ --------------------------------- --------------------- ------------------
FUND                                             NAME AND ADDRESS                  AMOUNT OF OWNERSHIP     PERCENTAGE OF
                                                                                                           SHARES OWNED
------------------------------------------------ --------------------------------- --------------------- ------------------
---------------------------------------------------------------------------------- --------------------- ------------------
JNL/FI Balanced Fund - Class A
---------------------------------------------------------------------------------- --------------------- ------------------

---------------------------------------------------------------------------------- --------------------- ------------------
JNL/FI Balanced Fund - Class B
---------------------------------------------------------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------

     Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of August 31, 2007, no person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund (or the following person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund:).

     [TO BE UPDATED BY AMENDMENT]

------------------------------------------------------------- ----------------------- ------------------ ------------------
                                                                                          AMOUNT OF        PERCENTAGE OF
FUND                                                                                     BENEFICIAL           SHARES
                                                              NAME AND ADDRESS            INTEREST          OUTSTANDING
------------------------------------------------------------- ----------------------- ------------------ ------------------
JNL/FI BALANCED FUND - CLASS A
-------------------------------------------------------------------------------- ----------------------- ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------
------------------------------------------------------------- ----------------------- ------------------ ------------------
JNL/FI BALANCED FUND - CLASS B
------------------------------------------------------------- ----------------------- ------------------ ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------

     FUND TRANSACTIONS AND BROKERAGE

     Pursuant to each Sub-Advisory Agreement, the Sub-Adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion. The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Fund ("best execution"), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for the Fund consists not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Fund's transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Fund and any other accounts managed by the sub-adviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Fund and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which a sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-adviser's services to the Fund.

     Where new issues of securities are purchased by the Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the sub-advisers, acting as agents for the Funds, to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Fund back to the Fund.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and the sub-advisers may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the sub-advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board will review whether a sub-adviser's commission recapture for the benefit of the Fund of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Fund to participate, or continue to participate, in the commission recapture program.

     Portfolio  transactions  for the Fund may be  executed  on an agency  basis through broker-dealers that are affiliated with the Trust, JNAM or a Sub-Adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Board on a regular basis.

     Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Board on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause the Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Board on a regular basis.

     There are occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by JNAM or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNAM or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

VII. Other Matters

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2006, a copy of the Trust's semi-annual report for the period ended June 30, 2007, or a copy of the Trust's prospectus and Statement of Additional Information to any shareholder upon request. To obtain a copy, please call 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002, or visit www.jnl.com or www.jnlny.com.

     JNAM, the investment adviser to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust's Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

                                   Exhibit A-1

Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC
                     and Capital Guardian Trust Company


                        INVESTMENT SUB-ADVISORY AGREEMENT


     This AGREEMENT is effective this 3rd day of December, 2007, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and CAPITAL GUARDIAN TRUST COMPANY, a California corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement ("Management Agreement") dated as of January 31, 2001 with the Trust; and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

     a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     b)   the Trust's By-Laws and amendments thereto;

     c)   resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

     f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

          During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office the Prospectus and all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within ten business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery. Sub-Adviser represents that information it provides to the Adviser shall be accurate and materially complete in all respects, and the Adviser acknowledges that it shall be the Adviser's responsibility to ensure the adequacy of the form and content of any of the foregoing materials for the purposes of the 1940 Act or other applicable laws or regulations. If the Adviser or the Funds make any unauthorized use of, or reference to, the Sub-Adviser's name the Adviser acknowledges that the Sub-Adviser shall suffer irreparable harm for which monetary damages may not be completely adequate.

          Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

3. MANAGEMENT. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time, all as applicable to the Sub-Adviser. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program as mutually agreed by the Adviser and Sub-Adviser. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, and based on information obtained from the Funds' administrator, custodian and other service providers, shall take reasonable steps to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

     Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

     The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might cause such purchase or sale to, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities in all material respects;

     c) will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

     d) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

     e) will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser and Sub-Adviser may mutually agree;

     f) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

     g)   will act upon reasonable instructions from Adviser;

     h) will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, PROVIDED, HOWEVER, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

     i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder in accordance with its standard policies and procedures; and

     j) will not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Trust or Funds.

4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

     Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker's execution capabilities and any research provided by the broker that aids the Sub-Adviser's investment decision-making process. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

6. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust shall be available for inspection by the Trust and Adviser upon their reasonable request and agrees to provide the Trust with copies of any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions for which Sub-Adviser is responsible. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds as calculated by the Fund's Adviser in accordance with Schedule B hereto.

9. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right, which Adviser may have under any applicable laws.

11. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.  ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

     (a)  The assets of the Account may be  invested  in futures  contracts  and consents to the Sub-Adviser's use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund's ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust's status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

     (b) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

     (c) The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

     (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

     (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

     (c)  A copy of the current compliance procedures for each Fund.

     The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, except that the top 10 holdings may be disclosed 15 days after month end. In addition, at the end of each quarter, the Adviser may disclose to certain third party data or service providers to the Fund, who have entered into a confidentiality agreement with the Adviser, a list of securities purchased or sold by the Fund during the quarter.

16. ENTIRE AGREEMENT; AMENDMENT OF THIS AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17. NOTICE. All notices and other communications under this Agreement shall be in writing and shall be deemed given if delivered in person or by any other method in which evidence of receipt is obtainable, including registered mail, electronic mail ("Email"), facsimile transmission, or reputable messenger or overnight delivery service, to the parties at the following addresses or numbers (or at such other address or number as each respective party may specify in the future):

        A) TO ADVISER:
           Jackson National Life Insurance Company
           1 Corporate Way
           Lansing, MI 48951
           Attn: Thomas J. Meyer
           Fax: 517-706-5517
           Email: tom.meyer@jnli.com

        B) TO SUB-ADVISER:
           Capital Guardian Trust Company
           333 South Hope Street, 55th Floor
           Los Angeles, California 90071
           Attn:  Jeff Paster
           Fax: (415) 263-7929
           Email:  jcp@capgroup.com

     Each such notice or other communication shall be effective (i) if given by facsimile or Email, when such form of notice is transmitted to the number or address specified in or by this section and an appropriate confirmation of receipt is electronically generated, and (ii) if given by any other means, when delivered at the address specified in this section.

18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.


     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 3rd day of December, 2007.


                                      JACKSON NATIONAL ASSET MANAGEMENT, LLC


                                      By:
                                           ---------------------------------

                                      Name:    MARK D. NERUD
                                             -------------------------------

                                      Title:      PRESIDENT
                                              ------------------------------


                                      CAPITAL GUARDIAN TRUST COMPANY


                                      By:
                                           ---------------------------------

                                      Name:
                                           ---------------------------------

                                      Title:
                                            --------------------------------

                                   SCHEDULE A
                                December 3, 2007
                                     (Funds)

  ----------------------------------------------------------------------------
                JNL/Capital Guardian International Small Cap Fund
  ----------------------------------------------------------------------------
                  JNL/Capital Guardian U.S. Growth Equity Fund
  ----------------------------------------------------------------------------
              JNL/Capital Guardian Global Diversified Research Fund
  ----------------------------------------------------------------------------
                    JNL/Capital Guardian Global Balanced Fund
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                                December 3, 2007
                                 (Compensation)

----------------------------------------------------------------------------
             JNL/CAPITAL GUARDIAN INTERNATIONAL SMALL CAP FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $600 Million:                                             .70%
------------------------------------------------------- --------------------
Over $600 Million:                                              .675%
------------------------------------------------------- --------------------

----------------------------------------------------------------------------
               JNL/CAPITAL GUARDIAN U.S. GROWTH EQUITY FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 Million:                                             .40%
------------------------------------------------------- --------------------
$100 to $600 Million:                                           .34%
------------------------------------------------------- --------------------
Over $600 Million:                                              .32%
------------------------------------------------------- --------------------

----------------------------------------------------------------------------
           JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $125 Million:                                             .60%
------------------------------------------------------- --------------------
$125 to $250 Million:                                           .50%
------------------------------------------------------- --------------------
$250 to $400 Million:                                           .45%
------------------------------------------------------- --------------------
Over $400 Million:                                              .40%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                 JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $600 Million:                                             .50%
------------------------------------------------------- --------------------
Over $600 Million:                                              .475%
------------------------------------------------------- --------------------

                                    Exhibit B

                     Comparison of the JNL/FI Balanced Fund
                and the JNL/Capital Guardian Global Balanced Fund



JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND (FORMERLY JNL/FI BALANCED FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Capital Guardian Global Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's investment objective is to seek the balanced accomplishment of long-term growth of capital, current income, and conservation of principal through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers. The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% to equities and 25% to 45% to fixed-income.

EQUITY PORTION OF THE FUND
The investment objective of the equity portion of the Fund is to seek long-term growth of capital and income by investing in a portfolio consisting of equity securities of U.S. and non-U.S. issuers. The Fund normally will invest in common stocks and preferred shares (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $750 million at the time of purchase.

Although the Fund intends to concentrate its investments in the types of securities described above, the Fund may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the Fund can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The Fund may also invest in equity securities of developing country (emerging market) issuers.

FIXED-INCOME PORTION OF THE FUND
The investment objective of the fixed-income portion of the Fund is to seek as high a total return, measured in U.S. dollars, as is consistent with conservation of capital, by investing principally in marketable fixed-income securities, denominated in currencies from around the world, as follows:

The bond portion of the Fund will be invested in one or a combination of the following:

     (a) securities rated either Baa or better by Moody's Investors Service, Inc. or or Fitch or BBB or better Standard & Poor's Corporation, or securities unrated by either of the foregoing that are deemed by the Sub-Adviser to be of equivalent investment quality;

     (b)  securities issued or guaranteed by a national government, its agencies
          and   instrumentalities   (excluding   developing   countries)   or  a
          supranational organization,

     (c)  cash equivalents and cash; or

     (d)  currency options or forward currency contracts.

Up to 20% of the fixed-income portion of the Fund will be invested in securities rated lower than those in (a) above, or securities unrated by either of the foregoing that are deemed by the Sub-Adviser to be of equivalent investment quality. The Fund may also invest in debt securities of developing country (emerging market) issuers.

Consistent with the Fund's objectives, it may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o GROWTH RISK. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

     o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.


Capital Guardian Trust Company has been serving as the Sub-Adviser to this Fund since December 3, 2007. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
-4.49%  -6.57%  13.73%  9.42%   10.09%  10.79%
[OBJECT OMITTED]
2001    2002    2003    2004    2005    2006

In the periods shown in the chart, the Fund's highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

CLASS B
10.31%  10.98%
[OBJECT OMITTED]
2005    2006

In the periods shown in the chart, the Fund's highest quarterly return was 7.88% (4th quarter of 2004) and its lowest quarterly return was -1.55% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
---------------------------------------------------------- ------------------ ------------------- -------------------
                                                                1 year              5 year          Life of Fund*
---------------------------------------------------------- ------------------ ------------------- -------------------

JNL/Capital Guardian Global Balanced Fund (Class A)              10.79%              7.23%               4.33%
MSCI World Index
Citigroup World Government Bond Index
S&P 500 Index                                                    15.79%              6.19%               1.14%
Lehman Brothers Government/Corporate Bond Index                   0.04%              4.38%               6.00%
Balanced Hybrid Composite**                                      12.96%              7.75%               6.15%

---------------------------------------------------------- ------------------ ------------------- -------------------


The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region. Citigroup World Government Bond Index is an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.

To create a more representative return comparison, 60% of the Fund's return is benchmarked to the MSCI World Index and the remaining 40% is benchmarked to the Citigroup World Government Bond Index.

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade with at least one year until maturity.

* The Fund began operations on May 1, 2000. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to April 30, 2007, the Fund was managed by Fidelity Management & Research Company. Prior to December 3, 2007, the Fund was managed by Pyramis Global Advisors, LLC.

** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R) US Treasury Index. The index weightings of the composite index are:
Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
----------------------------------------------------------------------- ---------------------- ----------------------
                                                                               1 year             Life of Class*
----------------------------------------------------------------------- ---------------------- ----------------------

JNL/Capital Guardian Global Balanced Fund (Class B)                           10.98%                 10.12%
MSCI World Index
Citigroup World Government Bond Index
S&P 500 Index                                                                 15.79%                  9.45%
Lehman Brothers Government/Corporate Bond Index                                4.84%                  3.15%
Balanced Hybrid Composite**                                                   12.96%                 27.02%

----------------------------------------------------------------------- ---------------------- ----------------------


The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region. Citigroup World Government Bond Index is an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.

To create a more representative return comparison, 60% of the Fund's return is benchmarked to the MSCI World Index and the remaining 40% is benchmarked to the Citigroup World Government Bond Index.

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade with at least one year until maturity.

* The Class B shares of the Fund began operations on March 5, 2004. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to April 30, 2007, the Fund was managed by Fidelity Management & Research Company. Prior to December 3, 2007, the Fund was managed by Pyramis Global Advisors, LLC.

** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R) US Treasury Index. The index weightings of the composite index are:
Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.


EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------

Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.02%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.02%

---------------------------------------------------------------------------------------------- ----------------------


---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------

Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.02%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.82%

---------------------------------------------------------------------------------------------- ----------------------


* The management/administrative fee has been restated to reflect that effective December 3, 2007, the administrative fee was increased to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------

1 Year                                                                                         $104
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $325
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $563
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,248

----------------------------------------------------------------------------------- --------------------------

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------

1 Year                                                                                          $84
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $262
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $455
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,014

----------------------------------------------------------------------------------- --------------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.


TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Capital Guardian may temporarily use a different investment strategy for defensive purposes. If Capital Guardian does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.


The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Capital Guardian Global Balanced Fund is Capital Guardian Trust Company ("Capital Guardian"), with principal offices at 333 South Hope Street, Los Angeles, California 90071. Capital Guardian was chartered in 1968 under the California State banking laws as a non-depository trust company and has been registered as an investment advisor with the SEC under the Investment Advisors Act of 1940 since April 27, 2001.

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. which in turn is owned by The Capital Group Companies, Inc. (CGC). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC is one of the oldest major financial service firms in the U.S., dating to 1931, and has always been privately held. CGC is owned by a broad group of over 400 key investment and administrative active associates and retirees.

MICHAEL R. ERICKSEN is chairman and a director of Capital International Limited, as well as a senior vice president, director, and portfolio manager of Capital Guardian Trust Company and a director of The Capital Group Companies, Inc. He joined Capital International in 1987 after four years as manager of The Boston Consulting Group. Mr. Ericksen graduated magna cum laude from Harvard College with an AB degree in economics, and then earned an MBA (Baker Scholar) in finance from Harvard University Graduate School of Business Administration. He is based in London.

DAVID I. FISHER is chairman of the board of Capital Group International, Inc. and Capital Guardian Trust Company, as well as an officer and director of numerous affiliated companies. He is a portfolio manager for U.S., non-U.S., global, and emerging market assets and has been responsible for our organization's international investing activities since 1982. He joined our organization in 1969 as a financial analyst and was director of research for ten years. Previously, he was an officer of Smith Barney & Co. and a marketing executive with General Electric Company. A graduate of the University of California at Berkeley, he holds an MBA from the University of Missouri Graduate School of Business Administration. Mr. Fisher is a member of the Los Angeles Society of Financial Analysts, as well as the International Society of Security Analysts. In addition to serving as a trustee emeritus of the J. Paul Getty Trust, he serves on the board of trustees for Alternative Living for the Aging, Lowe Institute, Harvard-Westlake School, and the UCLA School of Public Policy and Social Research. He also serves as an advisory board member of the International Monetary Fund Retirement Plan and the Monetary Authority of Singapore. He is based in Los Angeles.

NANCY J. KYLE is vice chairman and director of Capital Guardian Trust Company and a member of its Executive and North American Management Committees. She is also a member of the CGII Management Committee and Chairman of Capital Guardian (Canada), Inc. Ms. Kyle is an international equity portfolio manager and coordinates the asset allocation process for our multi-product services as Chairman of the CGTC International Subcommittee. Prior to joining Capital in 1991, she was a managing director at JPMorgan Investment Management in New York. Ms. Kyle earned a BA from Connecticut College and did graduate work at the London School of Economics. She is based in New York.

LIONEL M. SAUVAGE is a senior vice president and a director of Capital Guardian Trust Company as well as a senior vice president of Capital International, Inc., with portfolio management responsibilities for both Capital Guardian Trust Company and Capital International, Inc. He is also a vice president of Capital Guardian (Canada), Inc., a director of The Capital Group Companies, Inc., and a member of the Capital Group International, Inc. Management Committee. He joined our organization in 1987 as an investment analyst and has covered European food, beverage, and airline industries, as well as U.S. aerospace companies. Mr. Sauvage earned his MBA from INSEAD in Fontainebleau, France and his electronic engineering degree from ENSEM in Nancy, France. Prior to attending business school, he was a project manager at Sogelerg Engineering in France for five years. He is based in Los Angeles.

NILLY SIKORSKY is the chair of Capital International S.A., the vice chair of Capital International Limited, and managing director -- Europe of Capital Group International, Inc. She is a portfolio manager and was managing editor of the Morgan Stanley Capital International Perspective for 20 years. She joined Capital International in 1962 as a statistician. Ms. Sikorsky is a graduate in sociology of the University of Geneva and also attended the University of Geneva Graduate School of International Studies. She is a member of the Swiss Association of Financial Analysts and is based in Geneva.

RUDOLF M. STAEHELIN is a portfolio manager for Capital International S.A., Capital International Limited, and Capital Guardian Trust Company based in the Geneva office. He is a director and senior vice president of Capital
International S.A. and chairman of the Capital International and Capital International Limited investment committees. He joined Capital International's New York office in 1981 as a financial analyst with international research responsibilities in banking and pharmaceuticals and moved to Geneva in 1983. He holds an MBA from Stanford Graduate School of Business and has both an MA and a PhD in law from the Universitat Basel in Switzerland. Prior to attending Stanford, Mr. Staehelin was with Maus Freres S.A., a retail holding company in Geneva. He is a member of the Swiss Association of Financial Analysts, the German Society for Securities Analysts, and the New York Society of Security Analysts.

EUGENE P. STEIN is vice chairman of the board and chairman of the Investment Committee of Capital Guardian Trust Company. He manages U.S. and Global Equity portfolios and is part of a team responsible for the coordination of our asset allocation decisions. He serves as chairman of Capital Guardian's Executive Committee and the North American Management Committee for Capital Group International, Inc. He is also a director of the Capital Group Companies, Inc. Mr. Stein joined the Capital Group Companies in 1972 as a financial analyst and later became a portfolio manager, first for the mutual funds of Capital Research and Management Company, and then for Capital Guardian Trust Company. He received a BS in engineering from the University of California at Los Angeles (magna cum laude) and an MBA from Harvard University Graduate School of Business Administration. Mr. Stein holds the Chartered Financial Analyst(R) designation and is a member of the CFA Society of Los Angeles. In the community, he serves as a board member of the Los Angeles Opera, Pitzer College, and the Jewish Community Foundation. He also serves as a member of the Board of Overseers of the Claremont University Consortium. He is based in Los Angeles.

MARK H. DALZELL is a vice president of Capital International Limited and a senior vice president for Capital Research Company. He joined our organization's Fixed-Income area as a global bond specialist in 1988 and is involved with Capital International and Capital Guardian's global and non-U.S. portfolios. Prior to joining our organization, he was a vice president and senior portfolio manager in the International Fixed-Income department at Citibank Investment Management, London for three years, spent two years in institutional sales at Bear, Stearns & Co., two years in the Foreign Exchange Consultancy group of Chase Manhattan Bank, and three years in the International Research department of the Federal Reserve Bank of New York. He received a Master's degree in public policy from the Kennedy School at Harvard University and a BA in international affairs from the Woodrow Wilson School, Princeton University (magna cum laude). Mr. Dalzell is based in Los Angeles.

LAURENTIUS HARRER is a senior vice president of Capital Guardian Trust Company and a vice president of Capital International Research, Inc. and Capital International, S.A. He is chairman of the Fixed-Income Subcommittee of Capital Guardian Trust Company and the Fixed-Income Asset Allocation Committee. He has research responsibilities in emerging markets and portfolio management responsibilities for emerging markets debt and global fixed-income accounts. Prior to joining our organization in 1993, he was with Metzler Investment in Frankfurt, Germany where he was a senior portfolio manager responsible for global bond and currency markets. Before that, he spent two years in institutional sales with Bayerische Vereinsbank. Mr. Harrer graduated from the University of Landshut in Germany with a bachelor of business administration degree. He is based in Los Angeles.

ROBERT H.  NEITHART is an  executive  vice  president  and a director of Capital
International Research, Inc. and a vice president and a director of Capital Guardian Trust Company. He is also a vice president and a director of Capital Strategy Research, Inc. His portfolio management and research responsibilities are focused on emerging markets fixed income, global bonds, and global macroeconomics. Mr. Neithart joined our organization in 1987 as a participant in "The Associates Program." He earned an AB degree (cum laude) in economics from Occidental College. He is a member of the National Association of Business Economists (NABE), is active in the Los Angeles chapter of NABE and holds the Chartered Financial Analyst(R) designation. He is based in Los Angeles.

MARK A. BRETT is a director and senior vice president of Capital International Limited and Capital International SA and a vice president of Capital International Research, Inc. His responsibilities include global Fixed-Income portfolio management and currency research. Prior to joining Capital International in 1993, Mr. Brett spent 14 years as an economist/strategist with Barclays de Zoete Wedd (formerly De Zoete and Bevan) in London. In addition, he was a director of BZW Capital Markets Ltd. and a member of the London Stock Exchange. He is a member of the UKSIP and the Securities Institute. He is based in London.

CHRISTINE CRONIN is a senior vice president of Capital International Research, Inc. and a vice president of Capital Guardian Trust Company with fixed-income portfolio management and research responsibilities. Prior to joining Capital Guardian in 1997, she spent three years as an analyst at Fidelity Investments. Prior to that, she spent two years as an analyst in the high-yield group at Colonial Management Associates. Before that, she spent a year as a senior consultant at Price Waterhouse in the bankruptcy and reorganization practice and passed the CPA exam. Ms. Cronin earned an MBA from Wharton School at the University of Pennsylvania and a BA in economics from Columbia University. She holds the Chartered Financial Analyst(R) designation and is based in Los Angeles.

MICHAEL D. LOCKE is a vice president of Capital International Research, Inc. and Capital Guardian Trust Company with portfolio management and research responsibilities for mortgage and asset-backed securities and derivatives. Prior to joining our organization in 1996, he received an MBA (with honors) from the University of Chicago. Before that, he earned an MS in electrical engineering from the University of California at Los Angeles. While completing his graduate studies, Mr. Locke worked as a summer associate with Goldman Sachs Asset Management in New York, a senior consultant with Arthur Andersen & Co. in Los Angeles, and as a research associate with the Economic Analysis Corporation. Before that, he spent three years as a senior analyst/systems manager for the Law & Economics Consulting Group. He received a BA in mathematical economics from the University of California at Berkeley. He is based in Los Angeles.


The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Annual Report dated December 31, 2007.